UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023 (May 18, 2023)

BlueLinx Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32383	77-0627356
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

1950 Spectrum Circle, Suite 300, Marietta, GA	30067
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 953-7000
 _________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 18, 2023, BlueLinx Holdings Inc. (the “Company”) held its Annual Meeting of Stockholders (the “2023 Annual Meeting”) to: (1) elect nine directors to hold office until the Company’s 2024 Annual Meeting of Stockholders, or until their successors are duly elected and qualified; (2) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s current fiscal year ending December 30, 2023; (3) approve an advisory, non-binding resolution regarding the executive compensation described in the Company’s Proxy Statement for the 2023 Annual Meeting; and (4) conduct a non-binding, advisory vote on the frequency for future advisory votes on executive compensation.

At the close of business of March 24, 2023, the record date for the 2023 Annual Meeting, an aggregate of 9,061,849 shares of the Company’s common stock were issued and outstanding. At the meeting, 7,179,448 shares of the Company’s common stock were represented in person or by proxy; therefore, a quorum was present.

At the 2023 Annual Meeting, the Company’s stockholders voted as follows:

(1) For the election of the below-named nominees to the Board of Directors of the Company:

Nominees	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
Anuj Dhanda	5,923,536	180,202	1,075,710
Dominic DiNapoli	5,344,837	758,901	1,075,710
Kim S. Fennebresque	5,219,083	884,655	1,075,710
Keith A. Haas	5,918,825	184,913	1,075,710
Mitchell B. Lewis	5,421,908	681,830	1,075,710
Shyam K. Reddy	5,928,738	175,000	1,075,710
J. David Smith	5,904,967	198,771	1,075,710
Carol B. Yancey	5,737,206	366,532	1,075,710
Marietta Edmunds Zakas	5,928,468	175,270	1,075,710

(2) For the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s current fiscal year ending December 30, 2023:

For	Against	Abstain
7,172,809	2,373	4,266

(3) For the approval of the advisory, non-binding resolution regarding the executive compensation described in the Company’s Proxy Statement for the 2023 Annual Meeting:

For	Against	Abstain	Broker Non-Votes
5,891,038	175,252	37,448	1,075,710

(4) On a non-binding, advisory basis, approved one year as the frequency for future advisory votes on executive compensation:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
5,659,123	4,059	437,314	3,242	1,075,710

Accordingly, the Company’s stockholders elected the nine director nominees and approved proposals 2 and 3 and approved one year for proposal 4 at the 2023 Annual Meeting.

Item 9.01     Financial Statements and Exhibits

(d)        Exhibits:

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.

Dated: May 22, 2023	By:	/s/ Shyam K. Reddy
Shyam K. Reddy
President and Chief Executive Officer